Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, for the year ended December 31, 2016 (the “Form 10-K”), hereby constitutes and appoints Bruce McClelland, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 28, 2017.

/s/ Andrew Barron

Printed Name: Andrew Barron

IN THE PRESENCE OF:

/s/ Jessica Houston
Signature of Witness

Name of Witness: Jessica Houston

Address:
LionTree 660 Madison Avenue New York, NY 10065

Occupation: Executive Assistant

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, for the year ended December 31, 2016 (the “Form 10-K”), hereby constitutes and appoints Bruce McClelland, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 28, 2017.

/s/ Alex Best

Printed Name: Alex Best

IN THE PRESENCE OF:

/s/ Joyce C. Best
Signature of Witness

Name of Witness: Joyce C. Best

Address:
280 Parian Run Duluth, GA 30097

Occupation: Retired

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, for the year ended December 31, 2016 (the “Form 10-K”), hereby constitutes and appoints Bruce McClelland, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 22, 2017.

/s/ J. Timothy Bryan

Printed Name: J. Timothy Bryan

IN THE PRESENCE OF:

/s/ Theresa Johnson
Signature of Witness

Name of Witness: Theresa Johnson

Address:
2121 Cooperative Way Herndon, VA 20171

Occupation: Paralegal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, for the year ended December 31, 2016 (the “Form 10-K”), hereby constitutes and appoints Bruce McClelland, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 28, 2017.

/s/ James A. Chiddix

Printed Name: James A. Chiddix

IN THE PRESENCE OF:

/s/ Michael Hindermann
Signature of Witness

Name of Witness: Michael Hindermann

Address:
30494 Upper Bear Creek Road Evergreen, CO 80439

Occupation: Ranch Manager

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, for the year ended December 31, 2016 (the “Form 10-K”), hereby constitutes and appoints Bruce McClelland, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 28, 2017.

/s/ Andrew Heller

Printed Name: Andrew Heller

IN THE PRESENCE OF:

/s/ Patrick Macken
Signature of Witness

Name of Witness: Patrick Macken

Address:
3827 Lakefield Drive Suwanee, GA 30024

Occupation: SVP, General Counsel & Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, for the year ended December 31, 2016 (the “Form 10-K”), hereby constitutes and appoints Bruce McClelland, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 28, 2017.

/s/ Jeong H. Kim

Printed Name: Jeong H. Kim

IN THE PRESENCE OF:

/s/ Sara E. Harris
Signature of Witness

Name of Witness: Sara E. Harris

Address:
2275 Research Blvd., Suite 500 Rockville, MD 20850

Occupation: CFO

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, for the year ended December 31, 2016 (the “Form 10-K”), hereby constitutes and appoints Bruce McClelland, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 28, 2017.

/s/ Doreen Toben

Printed Name: Doreen Toben

IN THE PRESENCE OF:

/s/ Ed Toben
Signature of Witness

Name of Witness: Ed Toben

Address:
134 Fairmount Road E Califon, NJ 07836

Occupation: n/a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, for the year ended December 31, 2016 (the “Form 10-K”), hereby constitutes and appoints Bruce McClelland, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 28, 2017.

/s/ Debora J. Wilson

Printed Name: Debora J. Wilson

IN THE PRESENCE OF:

/s/ Larry S. Wilson
Signature of Witness

Name of Witness: Larry Wilson

Address:
3936 Lower Roswell Road Marietta, GA 30068

Occupation: Retired

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of ARRIS International plc, a company organized under the laws of England and Wales (the “Corporation”), which is about to file an annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K, for the year ended December 31, 2016 (the “Form 10-K”), hereby constitutes and appoints Bruce McClelland, Patrick Macken and David Potts and each of them his or her true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Corporation’s Form 10-K and any and all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be valid for a period of 90 days from the date specified below.

This power of attorney shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, this power of attorney has been executed as a deed by the undersigned and is intended to be and is hereby delivered on February 22, 2017.

/s/ David A. Woodle

Printed Name: Andrew Barron

IN THE PRESENCE OF:

/s/ Stephanie Peters
Signature of Witness

Name of Witness: Stephanie Peters

Address:
530 Dry Top Road Bellefonte, PA 16823

Occupation: Admin